SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of earliest event reported: December 20, 2001

                                  AMTRAN, INC.
             (Exact name of registrant as specified by its charter) Indiana 35-1617970



Item 9. Regulation FD Disclosure

     Amtran, Inc. (the "Company") is furnishing as Exhibit 99 hereto certain selected operating and financial statistics which are being provided to the investment community in a letter dated December 20, 2001.

     The following information contains forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting the Company's business. The differences between expected outcomes and actual results can be material, depending upon the circumstances. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The Company can provide no assurance that the statement of expectation of belief will result or will be achieved or accomplished. The Company assumes no obligation to update such estimates to reflect actual results, changes in assumption or changes in other factors affecting such estimates.

                                   SIGNATURES
Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Amtran,  Inc.  (Registrant)  by:  /s/  Kenneth  K.Wolff  Kenneth  K.  Wolff
                            Executive Vice President and Chief Financial Officer

Date: December 20, 2001

Exhibit 99

                                December 20, 2001

Dear Investment Community:

We are pleased to present you with our Amtran Inc. Investor Update. It contains our current expectations for Amtran's capacity and fuel outlook for the remainder of this year and the full four quarters of 2002. Also included is a capital expenditures table for 2001 and the first six months of 2002, as well as a unit revenue table for the last six months of 2001. This is forward-looking information as described in the paragraph below. We currently expect to update this information once a quarter, however we are under no obligation to do so. Hopefully it will assist you in your analysis of the Company.

         Sincerely, /s/ Kenneth K. Wolff
                  Chief Financial Officer

Enclosures

The following enclosures contain forward-looking information. Such forward-looking information is based upon management's current knowledge of factors affecting Amtran, Inc's business. Where the Company expresses an expectation or belief as to future results in any forward-looking information, such expectation or belief is expressed in good faith and is believed to have a reasonable basis. The differences between expected outcomes and actual results can be material, depending upon the circumstances. The expected capacity figures are dependent upon delivery and fleet transition schedules that could change. The expected fuel outlook is based upon management's estimation of fuel consumed by the Company's aircraft and future fuel prices that may differ materially from current Company expectations. The Company can provide no assurance that its expectations will be achieved. Amtran, Inc. assumes no obligation to update such estimates to reflect actual results, changes in assumption or changes in other factors affecting such estimates.

                          AMTRAN, INC. INVESTOR UPDATE
                             As of December 20, 2001

              Expected Capacity (expressed in Available Seat Miles)
                                 (in thousands)



Business Unit                       Nine Months Ended       4th Quarter 2001
                                   September 30, 2001          (Forecast)
                                        (Actual)


Scheduled Service -Jets                      8,653,441              2,617,606

Scheduled Service -Commuters                   101,993                 42,991

Commercial Charter                           2,239,239                250,835

Military Charter                             1,580,397                629,144

Other                                            8,354                      0

Total                                       12,583,424              3,540,576



Business Unit           1st Quarter 2002    2nd Quarter 2002   3rd Quarter 2002    4th Quarter 2002    Full Year 2002
                           (Forecast)          (Forecast)         (Forecast)          (Forecast)         (Forecast)


Scheduled Service -             3,016,344           3,339,022          3,775,363           3,993,663         14,124,392
Jets


Scheduled Service -                44,855              45,555             46,550              45,605            182,565
Commuter


Commercial Charter                683,673             278,499            387,451             228,025          1,577,648


Military Charter                  488,075             509,997            678,425             648,745          2,325,242

Other                                   0                   0                  0                   0                  0

Total                           4,232,947           4,173,073          4,887,789           4,916,038         18,209,847



 Historical and Expected Unit Revenue (expressed as cents per Available Seat Mile)


                                7/01     8/01     9/01     10/01     11/01    12/01


System-wide RASM                 0.083    0.077    0.063     0.066    0.072    0.071


Year-Over-Year Change              +3%      -1%     -13%       -9%     -10%      -7%


                                   Expected Fuel Outlook


Forecast Item                     Nine Months Ended        4th Quarter 2001
                                  September 30, 2001          (Forecast)
                                       (Actual)


Fuel Expense ($000)                            205,918                  45,387


Price per Gallon ($)                              0.99                    0.94


Gallons Consumed (000)                         207,141                  48,453


% Gallons Hedged                                   27%                     42%


% Gallons Passed Through                           30%                     28%





Forecast Item                  1st Quarter 2002  2nd Quarter 2002  3rd Quarter 2002   4th Quarter 2002   Full Year 2002
                                  (Forecast)        (Forecast)        (Forecast)         (Forecast)        (Forecast)


Fuel Expense ($000)                      46,463            42,646             49,158            50,849           189,116


Price per Gallon ($)                        .80               .77                .75               .79               .78


Gallons Consumed (000)                   58,232            55,716             65,169            64,150           243,267


% Gallons Hedged                             5%                6%                 0%                0%                3%


% Gallons Passed Through                    32%               23%                27%               22%               26%



                                                                Expected Capital Expenditures
                                                                    (Dollars in thousands)


Description                                                              2001                  2002-1st Six Months
                                                              (3 Q actuals, 1 Q forecast)          (Forecast)


Flight Equipment1                                                       114,382                      62,746


Non-Flight Equipment                                                    17,480                       11,918


Total Capital Expenditures                                              131,862                      74,664


New Aircraft Deposit Activity - Outflow (Inflow)1,2                       738                       (20,777)



1. Assumes financing of 3 757-200 aircraft by December 31, 2001.
2. Figures show the net effect to ATA's cash position from all aircraft deposit activity